Exhibit 99.1

Enova Reports Fourth Quarter and Full Year 2024 Results

•
Originations rose 20% and total company revenue increased 25% from the fourth quarter of 2023
•
Diluted earnings per share of $2.30 increased 104% and adjusted earnings per share1 of $2.61 rose 43% compared to the fourth quarter of 2023
•
Net revenue margin of 57% in the fourth quarter of 2024, compared to 56% in the fourth quarter of 2023, was in line with our expectations and reflects continued strong credit performance
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.3 billion at December 31

CHICAGO, February 4, 2025 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the fourth quarter and full year ended December 31, 2024.

“We are pleased to report our strongest year yet with full year 2024 originations, revenue and adjusted EPS all reaching the highest levels in our company’s history. This success was driven by our world class team, strong competitive position and dedication to unit economics” said David Fisher, Enova’s CEO. “Our portfolio expanded to nearly $4 billion, as a result of continued strength in both our SMB and consumer businesses. Looking ahead, we believe we have significant momentum heading into 2025 and are confident in our ability to continue meeting our customer needs while creating value for our shareholders.”

Fourth Quarter 2024 Summary

•
Total revenue of $730 million increased 25% from $584 million in the fourth quarter of 2023.
•
Net revenue margin of 57% was consistent with 56% in the fourth quarter of 2023, reflecting continued solid credit performance.
•
Net income of $64 million, or $2.30 per diluted share, increased 83% from $35 million, or $1.13 per diluted share, in the fourth quarter of 2023.
•
Adjusted EBITDA1 of $174 million increased 34% from $130 million in the fourth quarter of 2023.
•
Adjusted earnings per share1 of $2.61 increased 43% from $1.83 per diluted share in the fourth quarter of 2023.
•
Total company combined loans and finance receivables1 increased 20% from the end of the fourth quarter of 2023 to a record $4.0 billion with total company originations of $1.7 billion in the quarter.
•
Repurchased $51 million of common stock under the company’s share repurchase program.

Full Year 2024 Summary

•
Total revenue of $2.7 billion increased 26% from $2.1 billion in 2023.
•
Net revenue margin of 58% was flat compared to 2023.
•
Net income of $209 million, or $7.43 per diluted share, increased 20% from $175 million, or $5.49 per diluted share, in 2023.
•
Adjusted EBITDA1 of $657 million increased 31% from $503 million in 2023.
•
Adjusted earnings per share1 of $9.15 increased 34% from $6.85 in 2023.

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

“We are proud to close out 2024 with record top- and bottom-line results,” said Steve Cunningham, CFO of Enova. “Our strong financial results for the fourth quarter and full-year 2024 continue to showcase the powerful combination of our diversified product offerings, scalable operating model, world-class risk management capabilities and balance sheet flexibility that have driven our ability to deliver consistently strong financial results.”

Conference Call

Enova will host a conference call to discuss its fourth quarter and full year 2024 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, February 4th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until February 11, 2025, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 6182379.

About Enova

Enova International (NYSE: ENVA) is a leading financial services company with powerful online lending that serves small businesses and consumers who are underserved by traditional banks. Through its world-class analytics and machine learning algorithms, Enova has provided more than 11.8 million customers with over $59 billion in loans and financing. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: (212) 331-8417

Email: IR@enova.com

Cassidy Fuller

Office: (415) 217-4168

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	December 31,
	2024	2023
Assets
Cash and cash equivalents	$73,910	$54,357
Restricted cash	248,758	323,082
Loans and finance receivables at fair value	4,386,444	3,629,167
Income taxes receivable	40,690	44,129
Other receivables and prepaid expenses	63,752	71,982
Property and equipment, net	119,956	108,705
Operating lease right-of-use asset	18,201	14,251
Goodwill	279,275	279,275
Intangible assets, net	10,951	19,005
Other assets	24,194	41,583
Total assets	$5,266,131	$4,585,536
Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$249,970	$261,156
Operating lease liability	32,165	27,042
Deferred tax liabilities, net	223,590	113,350
Long-term debt	3,563,482	2,943,805
Total liabilities	4,069,207	3,345,353
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 46,520,916 and 45,339,814 shares issued and 25,808,096 and 29,089,258 outstanding as of December 31, 2024 and 2023, respectively	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid in capital	328,268	284,256
Retained earnings	1,697,754	1,488,306
Accumulated other comprehensive loss	(13,691)	(6,264)
Treasury stock, at cost (20,712,820 and 16,250,556 shares as of December 31, 2024 and 2023, respectively)	(815,407)	(526,115)
Total stockholders' equity	1,196,924	1,240,183
Total liabilities and stockholders' equity	$5,266,131	$4,585,536

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Revenue	$729,551	$583,592	$2,657,800	$2,117,639
Change in Fair Value	(316,515)	(258,556)	(1,128,351)	(887,717)
Net Revenue	413,036	325,036	1,529,449	1,229,922
Operating Expenses
Marketing	151,178	122,226	523,569	414,460
Operations and technology	58,431	47,089	224,391	194,905
General and administrative	38,035	49,148	156,524	160,265
Depreciation and amortization	10,196	9,034	40,207	38,157
Total Operating Expenses	257,840	227,497	944,691	807,787
Income from Operations	155,196	97,539	584,758	422,135
Interest expense, net	(76,989)	(57,208)	(290,442)	(194,779)
Foreign currency transaction (loss) gain, net	(902)	49	(1,064)	57
Equity method investment income (loss)	92	1,251	(16,460)	116
Other nonoperating expenses	—	(3)	(5,691)	(282)
Income before Income Taxes	77,397	41,628	271,101	227,247
Provision for income taxes	13,702	6,860	61,653	52,126
Net income	$63,695	$34,768	$209,448	$175,121
Earnings Per Share:
Earnings per common share:
Basic	$2.44	$1.17	$7.78	$5.71
Diluted	$2.30	$1.13	$7.43	$5.49
Weighted average common shares outstanding:
Basic	26,141	29,687	26,920	30,673
Diluted	27,666	30,887	28,202	31,921

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Year Ended December 31,
	2024	2023
Cash flows provided by operating activities	$1,538,576	$1,166,869
Cash flows from investing activities
Loans and finance receivables	(1,867,773)	(1,449,417)
Property and equipment additions	(43,422)	(45,241)
Total cash flows used in investing activities	(1,911,195)	(1,494,658)
Cash flows provided by financing activities	318,882	526,541
Effect of exchange rates on cash	(1,034)	287
Net change in cash and cash equivalents and restricted cash	(54,771)	199,039
Cash, cash equivalents and restricted cash at beginning of year	377,439	178,400
Cash, cash equivalents and restricted cash at end of period	$322,668	$377,439

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended December 31, 2024 and 2023.

Three Months Ended December 31	2024	2023	Change
Ending combined loan and finance receivable principal balance:
Company owned	$3,810,444	$3,154,735	$655,709
Guaranteed by the Company(a)	19,859	13,537	6,322
Total combined loan and finance receivable principal balance(b)	$3,830,303	$3,168,272	$662,031
Ending combined loan and finance receivable fair value balance:
Company owned	$4,386,444	$3,629,167	$757,277
Guaranteed by the Company(a)	28,414	18,534	9,880
Ending combined loan and finance receivable fair value balance(b)	$4,414,858	$3,647,701	$767,157
Fair value as a % of principal(c)	115.3%	115.1%	0.2%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$3,966,486	$3,297,082	$669,404
Guaranteed by the Company(a)	23,826	16,351	7,475
Ending combined loan and finance receivable balance(b)	$3,990,312	$3,313,433	$676,879
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$3,842,144	$3,141,479	$700,665
Guaranteed by the Company(a)(d)	22,060	16,341	5,719
Average combined loan and finance receivable balance(a)(d)	$3,864,204	$3,157,820	$706,384
Installment loans as percentage of average combined loan and finance receivable balance	44.9%	50.2%	(5.3)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	55.1%	49.8%	5.3%

Revenue	$719,410	$574,721	$144,689
Change in fair value	(314,091)	(256,412)	(57,679)
Net revenue	405,319	318,309	87,010
Net revenue margin	56.3%	55.4%	0.9%

Combined loan and finance receivable originations and purchases	$1,714,919	$1,425,785	$289,134

Delinquencies:
>30 days delinquent	$297,832	$263,524	$34,308
>30 days delinquent as a % of loan and finance receivable balance(c)	7.5%	8.0%	(0.5)%

Charge-offs:
Charge-offs (net of recoveries)	$342,183	$305,436	$36,747
Charge-offs (net of recoveries) as a % of average loan and finance receivable balance(d)	8.9%	9.7%	(0.8)%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income	$63,695	$34,768	$209,448	$175,121
Adjustments:
Transaction-related costs(a)	—	755	327	755
Lease termination and cease use costs(b)	—	—	—	1,698
Equity method investment (income) loss(c)	(92)	(1,251)	16,460	(116)
Other nonoperating expenses(d)	—	3	5,691	282
Intangible asset amortization	2,014	2,014	8,055	8,385
Stock-based compensation expense	8,297	7,458	31,816	26,738
Foreign currency transaction loss (gain), net	902	(49)	1,064	(57)
Cumulative tax effect of adjustments	(2,608)	(2,293)	(14,789)	(9,456)
Regulatory settlement(e)	—	15,201	—	15,201
Adjusted earnings	$72,208	$56,606	$258,072	$218,551

Diluted earnings per share	$2.30	$1.13	$7.43	$5.49

Adjusted earnings per share	$2.61	$1.83	$9.15	$6.85

Adjusted EBITDA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income	$63,695	$34,768	$209,448	$175,121
Depreciation and amortization expenses	10,196	9,034	40,207	38,157
Interest expense, net	76,989	57,208	290,442	194,779
Foreign currency transaction loss (gain), net	902	(49)	1,064	(57)
Provision for income taxes	13,702	6,860	61,653	52,126
Stock-based compensation expense	8,297	7,458	31,816	26,738
Adjustments:
Transaction-related costs(a)	—	755	327	755
Equity method investment (income) loss(c)	(92)	(1,251)	16,460	(116)
Regulatory settlement(e)	—	15,201	—	15,201
Other nonoperating expenses(d)	—	3	5,691	282
Adjusted EBITDA	$173,689	$129,987	$657,108	$502,986

Adjusted EBITDA margin calculated as follows:
Total Revenue	$729,551	$583,592	$2,657,800	$2,117,639
Adjusted EBITDA	173,689	129,987	657,108	502,986
Adjusted EBITDA as a percentage of total revenue	23.8%	22.3%	24.7%	23.8%

(a)
In the first quarter of 2024 and the fourth quarter of 2023, the Company recorded $0.3 million ($0.2 million net of tax) and $0.8 million ($0.6 million net of tax), respectively, of costs related to a consent solicitation for the Senior Notes due 2025.
(b)
In the first quarter of 2023, the Company recorded a loss of $1.7 million ($1.3 million net of tax) related to the exit of leased office space.
(c)
In the third quarter of 2024, the Company recorded an equity method investment loss of $16.6 million ($13.3 million net of tax) related to the write-down of its investment in Linear.
(d)
In the twelve-month periods ended December 31, 2024 and 2023, the Company recorded other nonoperating expenses of $5.7 million ($4.3 million net of tax) and $0.3 million ($0.2 million net of tax), respectively, related to early extinguishment of debt.
(e)
In the fourth quarter of 2023, the Company reached an agreement with the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed to pay a civil money penalty of $15.0 million, which is nondeductible for tax purposes.